UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 24, 2005

 ROCK OF AGES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-29464 (Commission File Number)	03-0153200 (I.R.S. Employer Identification Number)

772 Graniteville Road, Graniteville Vermont 05654
(Address of principal executive offices)                    (Zip Code)

 (802) 476-3121
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  ROCK OF AGES CORPORATION

 FORM 8-K

Item 2.02	Results of Operations and Financial Condition

The following information is being furnished by Rock of Ages as required by this Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On February 24, 2005, Rock of Ages issued a press release regarding its results of operations for the year ended December 31, 2005. A copy of the press release is furnished (not filed) as Exhibit 99.1 to this Report.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Jon M. Gregory, 56, President and Chief Operating Officer of the Company's Quarry Division, has advised the Company that he will be retiring as of March 31, 2006. The Company has designated Douglas M. Goldsmith, currently the Senior Vice President/Chief Financial Officer of the Company, to assume Mr. Gregory's responsibilities as of December 31, 2005.

Item 9.01	Financial Statements and Exhibits

	Exhibit Number	Description

	99.1	Press release dated February 24, 2005.

 ROCK OF AGES CORPORATION

 FORM 8-K

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK OF AGES CORPORATION

Dated: February 24, 2005	By: /s/Michael B. Tule Michael B. Tule Vice President/General Counsel

Exhibit Index

Number	Description

99.1	Press release dated February 24, 2005.